UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2008 (April 22, 2008)

China Industrial Waste Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

China Industrial Waste Management, Inc.
c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd
No. 1 Huaihe West Road
E-T-D-Zone, Dalian, China 116600
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 011-86-411-85811229

N/A
(Former Name and Address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

On April 24, 2008, China Industrial Waste Management, Inc. dismissed Child, Van Wagoner & Bradshaw, PLLC as its independent registered public accounting firm and engaged Albert Wong & Co. as its independent registered public accounting firm. Child, Van Wagoner & Bradshaw, PLLC audited our financial statements as of December 31, 2007 and 2006 and for the years then ended. The dismissal of Child, Van Wagoner & Bradshaw, PLLC and the engagement of Albert Wong & Co. were approved by our Board of Directors on April 22, 2008. Child, Van Wagoner & Bradshaw, PLLC did not resign or decline to stand for re-election.

Neither the report of Child, Van Wagoner & Bradshaw, PLLC dated March 19, 2008 on our balance sheets as of December 31, 2007 and 2006 (restated) and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2007 and 2006 (restated) nor the report of Child, Van Wagoner & Bradshaw, PLLC dated March 28, 2007 (except for Note 12 which is dated January 22, 2008) on our balance sheets as of December 31, 2006 (restated) and 2005 (restated) and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2006 (restated) and 2005 (restated) contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Child, Van Wagoner & Bradshaw, PLLC we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Albert Wong & Co. (1) neither we nor anyone on our behalf consulted Albert Wong & Co. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Albert Wong & Co. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Child, Van Wagoner & Bradshaw, PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Child, Van Wagoner & Bradshaw, PLLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated April 28, 2008 from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dong Jinqing
Name: Dong Jinqing
Title: Chief Executive Officer

Date: April 28, 2008

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated April 28, 2008 from Child, Van Wagoner & Bradshaw, PLLC